Exhibit 99.1

SECURITIES PURCHASE AND
REGISTRATION RIGHTS AGREEMENT

This SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of the 5th day of November, 2009, by and among Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company filed a universal shelf registration statement on Form S-3 (the “Existing Registration Statement”) under the Securities Act that was declared effective by the Commission on October 15, 2009;

WHEREAS, the Company is issuing and selling to each Purchaser, and each Purchaser is purchasing from the Company, Common Stock and Warrants pursuant to a “take-down” under the Company’s Existing Registration Statement; and

WHEREAS, the Company is willing to grant, and the Purchasers desire that the Company grant, registration rights with respect to the Registrable Securities for which the Warrants are exercisable;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.              DEFINITIONS.  The following capitalized terms used herein have the following meanings:

“Agreement” is defined in the preamble to this Agreement.

“Closing” is defined in Section 2.3.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” means the common stock, par value $.01 per share, of the Company.

“Company” is defined in the preamble to this Agreement.

“Effectiveness Period” is defined in Section 3.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Existing Registration Statement” is defined in the preamble to this Agreement.

“Filing Date” means the 90th calendar day after the Closing.

“Indemnified Party” is defined in Section 5.3.

“Indemnifying Party” is defined in Section 5.3.

“Notices” is defined in Section 7.2.

“Purchase Price” is defined in Section 2.2.

“Purchaser” is defined in the preamble to this Agreement.

“Purchaser Indemnified Party” is defined in Section 5.1.

“Register,” “registered” and “registration” mean a registration with respect to the Registrable Securities effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means (a) an aggregate of 457,982 shares of Common Stock underlying the Warrants issued to the Purchasers pursuant to this Agreement and (b) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of the shares of Common Stock referenced in clause (a) above.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) such securities shall have ceased to be outstanding or (ii) the Registrable Securities are saleable under Rule 144 without volume limitations or time restrictions.

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act for the resale of the Registrable Securities underlying the Warrants.

“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (including, without limitation, Rule 144A).

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Warrants” means the three-year warrants issued to any of the Purchasers to purchase Common Stock of the Company that will (i) be exercisable at any time after the Registration Statement is effective for 0.20 of a share of Common Stock for each share of Common Stock purchased at the Closing by the applicable Purchaser; (ii) have a cash exercise price of $2.50 per share of Common Stock; and (iii) upon notice to the holder of the Warrant, be redeemable by the Company for $0.01 per share of Common Stock underlying the Warrant if (A) the Registration Statement is effective and (B) the average trading price of the Common Stock as traded or quoted on the NYSE Amex equals or exceeds $3.75 per share for at least 20 days in any period of 30 consecutive days.

2.             PURCHASE AND SALE OF COMMON STOCK AND WARRANTS.

2.1           Purchase and Sale.

At the Closing the Company will issue and sell to each Purchaser, and each Purchaser will severally and not jointly purchase from the Company, the number of shares of Common Stock and Warrants set forth below such Purchaser’s name on the signature pages to this Agreement.  The aggregate purchase price of the shares of Common Stock and Warrants sold to all of the Purchasers shall not exceed $5,000,000.

2.2           Purchase Price.

The purchase price for one share of Common Stock and 0.20 of a Warrant shall equal 90% of the volume weighted average price of the Common Stock on the NYSE Amex for the five consecutive trading days ending on the trading day immediately preceding the Closing Date (the “Purchase Price”); provided, however, in order to comply with NYSE Amex rules the purchase price for officers, directors, employees and consultants of the Company will be the greater of (i) the foregoing purchase price or (ii) the closing price for the Company’s Common Stock on the trading day immediately preceding the Closing Date.  The Common Stock and Warrants will only be issued and sold at the Closing in integral multiples of five to avoid the issuance of Warrants exercisable for fractional shares of Common Stock.  At the Closing each Purchaser will pay the Purchase Price for the number of shares of Common Stock and Warrants such Purchaser is acquiring by wire transfer of immediately available funds to the Company pursuant to the following wire transfer instructions:

Account Name:	Magnum Hunter Resources Corp.
Bank:	Amegy Bank
Account Number:	0003931617
ABA:	113011258

The Company will deliver to each Purchaser at the Closing (i) certificates evidencing the shares of Common Stock purchased by such Purchaser and (ii) 0.20 Warrants for each share of Common Stock so purchased.

2.3           Closing.

The closing (the “Closing”) will occur on November 5, 2009.

2.4           Representations and Warranties of the Company.

Except as otherwise set forth in its filings with the Commission under the Exchange Act, the Company represents to the Purchasers as follows:

2.4.1           The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own its properties and conduct its business as presently conducted.

2.4.2           This Agreement (i) has been duly authorized, executed and delivered by the Company; (ii) does not conflict with, or constitute a default or violation under, the Certificate of Incorporation or Bylaws of the Company; (iii) does not conflict with, or constitute a default or violation under, any material agreement to which the Company is a party or any judgment, order or decree to which the Company is subject; and (iv) constitutes a valid and binding agreement of the Company enforceable against it in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.4.3           The issuance and sale of the shares of Common Stock and Warrants have been duly authorized by all corporate action required on the part of the Company, and the Company has reserved for issuance at least that number of shares of Common Stock for which the Warrants are exercisable.

2.5           Representations and Warranties of the Purchasers.

Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

2.5.1           Such Purchaser (i) if an entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite power and authority to own its properties and conduct its business as presently conducted and (ii) if a natural person has the capacity to enter into this Agreement.

2.5.2           This Agreement (i) has been duly authorized (if applicable), executed and delivered by such Purchaser; (ii) if the Purchaser is an entity, does not conflict with or constitute a default or violation under, the certificate of incorporation, certificate of formation, partnership agreement, limited liability company agreement or other charter documents to which such Purchaser is subject; (iii) does not conflict with any material agreement to which such Purchaser is a party or any judgment, order or decree to which such Purchaser is subject; and (iv) constitutes a valid and binding agreement of such Purchaser enforceable against such Purchaser in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.6           Reservation of Shares.

The Company covenants to the Purchasers that, for so long as any Warrants remain outstanding, the Company will reserve for issuance at least that number of shares of Common Stock for which the then outstanding Warrants are exercisable.

3.             REGISTRATION RIGHTS.

3.1           Mandatory Registration.

3.1.1           On or prior to the Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers or sales of the Registrable Securities, for such other means of distribution of Registrable Securities as the Purchasers may specify.  The Registration Statement required hereunder shall be on Form S–3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S–3, in which case the Registration Statement shall be on another appropriate form in accordance herewith).  The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof (but in any event, within 180 days after the Filing Date), and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act (including the filing of any necessary amendments, post-effective amendments and supplements) until such date that is the later of: (i) when there are no longer any Registrable Securities outstanding or (ii) the date on which all Registrable Securities are saleable under Rule 144 without volume limitations or time restrictions (the “Effectiveness Period”).

3.1.2           The Company shall promptly notify the Purchasers by written notification of the effectiveness of the Registration Statement.

4.             REGISTRATION PROCEDURES.

4.1           Filings; Information.  Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 3, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

4.1.1           Filing Registration Statement.  The Company shall prepare and file with the Commission a Registration Statement by the Filing Date; provided, however, that the Company shall have the right to defer seeking the effectiveness of, or to suspend sales of Registrable Shares under, the Registration Statement for up to 30 days if the Company shall furnish to the holders of Registrable Securities a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company (in the exercise of its fiduciary duties to the Company and its stockholders), it would be materially detrimental to the Company and its stockholders for such Registration Statement to be effected at such time, or for sales of Registrable Securities to be made thereunder, because such action would (a) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company, (b) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (c) render the Company unable to comply with requirements under the Securities Act or the Exchange Act; provided further, however, that the Company shall not register any securities for its own account or that of any other stockholder during such 30 day period other than a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan.

4.1.2           Copies.  The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of the Registrable Securities or their legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of the Registrable Securities or their legal counsel may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

4.1.3           Amendments and Supplements.  The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of 180 days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn.

4.1.4           Notification.  After the filing of a Registration Statement, the Company shall promptly notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing a Registration Statement or prospectus or any amendment or supplement thereto, the Company shall furnish to such holders and their legal counsel, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and their legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto to which such holders and their legal counsel shall object.

4.1.5           State Securities Laws Compliance.  The Company shall use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4.1.5 or subject itself to taxation in any such jurisdiction.

4.1.6           Agreements for Disposition.  The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.  The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in the Registration Statement.  No holder of Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.  Holders of Registrable Securities shall agree to such covenants and indemnification and contribution obligations for selling stockholders as are customarily contained in agreements of that type.  Further, such holders shall cooperate fully in the preparation of the Registration Statement and other documents relating to any offering including their Registrable Securities.  Each holder shall also furnish to the Company such information regarding itself, the Registrable Securities held by such holder and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities.

4.1.7           Cooperation.  The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

4.1.8           Records.  The Company shall make available for inspection by the holders of Registrable Securities included in the Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

4.1.9           Opinions and Comfort Letters.  The Company shall, upon written request, furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company’s independent public accountants delivered to any Underwriter.  In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

4.1.10           Earnings Statement.  The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its stockholders, as soon as practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

4.1.11           Listing.  The Company shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

4.2           Obligation to Suspend Distribution.  Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.1.4(iv), or upon any suspension by the Company of sales under the Registration Statement pursuant to Section 4.1.1 hereof, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 4.1.4(iv) or the Company’s suspension of sales under the Registration Statement is removed, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

4.3           Registration Expenses.  The Company shall bear all costs and expenses incurred in connection with any registration pursuant to Section 3.1, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective or whether any or all holders of Registrable Securities withdraw from any Registration Statement, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 4.1.11; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 4.1.9); and (viii) the fees and expenses of any special experts retained by the Company in connection with such registration.  The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders.

4.4           Information.  The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of the Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 3 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

4.5           Holder Obligations.  No holder of Registrable Securities may participate in any underwritten offering pursuant to this Section 4 unless such holder (i) agrees to sell only such holder’s Registrable Securities on the basis reasonably provided in any underwriting agreement, and (ii) completes, executes and delivers any and all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required by or under the terms of any underwriting agreement or as reasonably requested by the Company.

5.             INDEMNIFICATION AND CONTRIBUTION.

5.1           Indemnification by the Company.  The Company agrees to indemnify and hold harmless Purchasers and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each Person, if any, who controls a Purchaser and each other holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) of Registrable Securities (each, a “Purchaser Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in the Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under state securities laws.  The Company shall promptly reimburse the Purchaser Indemnified Party for any legal and any other expenses reasonably incurred by such Purchaser Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability (i) arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein, or (ii) is due to the failure of any Purchaser to deliver a prospectus supplement correcting a material misstatement or omission after having been furnished with such supplement by the Company with the express understanding that such information may need to be updated, revised or corrected.  The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, employees, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 5.1.

5.2           Indemnification by Holders of Registrable Securities.  Each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Company, each of its directors and officers and each Underwriter (if any), and each other Person, if any, who controls another selling holder or such Underwriter or the Company within the meaning of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, judgments, damages or liabilities, severally and not jointly, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information specifically furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each other selling holder or such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action.  Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder in connection with the sale of the Registrable Securities by such selling holder pursuant to the Registration Statement containing such untrue statement.

5.3           Conduct of Indemnification Proceedings.  Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 5.1 or 5.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure.  If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party.  After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel for all Indemnified Parties) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

5.4           Contribution.

5.4.1           If the indemnification provided for in the foregoing Sections 5.1, 5.2 and 5.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations.  The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

5.4.2           The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 5.4.1.  The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 5.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6.             REPORTS UNDER SECURITIES ACT AND EXCHANGE ACT.  The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.  Without limiting the foregoing, the Company shall do each of the following:

(a)           make and keep available adequate current public information, as those terms are understood and defined in Rule 144, at all times after the effective date of the Registration Statement filed by the Company;

(b)           use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)           furnish to any Purchaser or holder of Registrable Securities, so long as the Purchaser or such holder owns any Registrable Securities, forthwith upon request such information as may be reasonably requested and not otherwise publicly available in availing any Purchaser or such holder of any rule or regulation of the Commission that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S 3 (at any time after the Company so qualifies to use such form).

7.             MISCELLANEOUS.

7.1           Assignment; No Third Party Beneficiaries.  This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.  After the Closing this Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder.  This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and the permitted assigns of the Purchasers or holders of Registrable Securities or of any assignee of the Purchaser or holder of Registrable Securities.  This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Article 5 and this Section 7.1.

7.2           Notices.  All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be deemed sufficient if hand delivered, sent by recognized courier service with confirmation of receipt, transmitted by facsimile with confirmation of receipt, or sent by registered or certified mail with postage prepaid and return receipt requested and if addressed:

(i)
if to the Company, to

Magnum Hunter Resources Corporation
777 Post Oak Blvd., Suite 910
Houston, Texas 77056
Facsimile: 832/369-6992
Attention: Ronald D. Ormand
                   Executive Vice President
                   and Chief Financial Officer

(ii)	if to the Purchasers, to the addresses set forth below their respective signatures or to such other address as any party may advise the other parties in writing in accordance with this Section 7.2.

7.3           Severability.  This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof.  Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

7.4           Counterparts; Facsimile Signatures.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.  Facsimile signatures shall be deemed to be original signatures for all purposes of this Agreement.

7.5           Entire Agreement.  This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

7.6           Modifications and Amendments.  No amendment, modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party.

7.7           Titles and Headings.  Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

7.8           Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided, however, that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party.  Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Purchaser or holder of Registrable Securities without the written consent of such Purchaser or holder, unless such amendment, termination, or waiver applies to all Purchasers or holders of Registrable Securities in the same fashion.  The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver.  Any amendment, termination, or waiver effected in accordance with this Section 7.8 shall be binding on all parties hereto, regardless of whether any such party has consented thereto.  No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

7.9           Remedies Cumulative.  In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Purchaser or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond.  None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

7.10           Governing Law.  This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Texas without regard to the conflict of laws principles thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY:

MAGNUM HUNTER RESOURCES CORPORATION

By:
Name:
Title:

PURCHASERS:

The Purchasers executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Securities Purchase and Registration Rights Agreement
Purchaser Counterpart Signature Page

The undersigned, desiring to enter into this Securities Purchase and Registration Rights Agreement, dated as of November 5, 2009 (the “Agreement”), between the undersigned, Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of November 5, 2009.

Name and Address, Fax No. and Social Security No. /EIN of Purchaser:

____________________________________________

____________________________________________

____________________________________________
Fax No.:

Soc. Sec. No./EIN:

If a partnership, corporation, trust or other business entity:

By:
Name:
Title:

If an individual:

_____________________________________________
Signature

Shares of Common Stock to be purchased:

_____________________________________________

Warrants:  ____________________________________